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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):

                          June 26, 2001 (June 25, 2001)
                          -----------------------------

                            LIFEPOINT HOSPITALS, INC.
                  ---------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                   0-29818                52-2165845
         ------------             ---------------         ----------------
        (State or Other          (Commission File         (I.R.S. Employer
        Jurisdiction of               Number)              Identification
        Incorporation)                                         Number)


                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
                           ---------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (615) 372-8500
                       -----------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
                       -----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a)      Financial statements of businesses acquired.

                              None required

            (b)      Pro forma financial information.

                              None required

            (c)      Exhibits.

                     99 Copy of press release issued by the Company on June 25, 2001.

ITEM 9.     REGULATION FD DISCLOSURE.

                     On June 25, 2001, the Company issued a press release
            announcing that its Board of Directors unanimously elected Kenneth C. Donahey to serve as the Company's Chairman and Chief Executive Officer. A copy of the press release is attached hereto as Exhibit 99 and incorporated by reference.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LIFEPOINT HOSPITALS, INC.


                                      By:   /s/ William F. Carpenter III
                                          -------------------------------------
                                               William F. Carpenter III
                                               Senior Vice President and
                                               General Counsel



Date:  June 26, 2001









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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION OF EXHIBITS
-------           -----------------------
  99              Copy of press release issued by the Company on June 25, 2001.













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